Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 29, 2009, is entered into by and among RPM International Inc., a Delaware corporation (the “Company”), RPM LUX HOLDCO S.A. R.L., a limited liability company formed under the laws of Luxembourg (“RPM LUX”), RPOW UK LIMITED, a limited liability company formed under the laws of England and Wales (“RPOW-UK”), RPM EUROPE HOLDCO B.V., a limited liability company formed under the laws of The Netherlands (“RPM Europe”), RPM CANADA, a general partnership registered under the laws of the Province of Ontario (“RPM Canada”), TREMCO ILLBRUCK PRODUCTION LIMITED, a limited liability company formed under the laws of England and Wales (“Tremco illbruck”), and RPM CANADA COMPANY, an unlimited company formed under the laws of Nova Scotia (“RPM Canada Company” and together with the Company, RPM LUX, RPOW-UK, RPM Europe, RPM Canada and Tremco illbruck, collectively, the “Borrowers”), the Lenders, as defined in the Credit Agreement (defined below), signatory hereto, NATIONAL CITY BANK, as Administrative Agent, as defined in the Credit Agreement, and KEYBANK NATIONAL ASSOCIATION, as Syndication Agent, as defined in the Credit Agreement.
RECITALS:
     A. The Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are parties to that certain Credit Agreement, dated as of December 29, 2006 (the “Credit Agreement”).
     B. The Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.
     C. The Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.
AGREEMENT:
     In consideration of the premises and the mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:
     SECTION 1. DEFINITIONS.
     Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.
     SECTION 2. AMENDMENTS.
     2.1 Amendments to Definitions. The definitions of “Applicable Facility Fee Rate”, “Applicable Margin”, “Base Rate” and “EBITDA” contained in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

     “Applicable Facility Fee Rate” means, on any date of determination, a rate that is determined based upon the S&P Rating, the Moody’s Rating or the Fitch Rating, as follows:

Applicable
S&P Rating	Moody’s Rating	Fitch Rating	Facility Fee Rate
A– or higher	A3 or higher	A– or higher	25.0 basis points
BBB+	Baa1	BBB+	37.5 basis points
BBB	Baa2	BBB	37.5 basis points
BBB–	Baa3	BBB–	37.5 basis points
BB+	Ba1	BB+	50.0 basis points
Lower than BB+	Lower than Ba1	Lower than BB+	75.0 basis points
If at any time each Rating Agency issues a different rating or two Rating Agencies issue the same rating which is different than the other Rating Agency, then the Applicable Facility Fee Rate shall be determined based on the highest rating at such time; provided, however, that if the highest such rating is two or more levels above the lowest such rating, then the Applicable Facility Fee Rate shall be determined based on the intermediate rating at such time. If there is no S&P Rating and Fitch Rating, then the Applicable Facility Fee Rate shall be determined based on the Moody’s Rating. If there is no Moody’s Rating and Fitch Rating, then the Applicable Facility Fee Rate shall be determined based on the S&P Rating. If at any time only two Rating Agencies issue a rating and there is a difference of two or more rating levels between such Rating Agencies, then the Applicable Facility Fee Rate shall be determined based on the intermediate rating levels at the midpoint between the ratings issued by such Rating Agencies at such time or, if there is no midpoint, based on the higher intermediate level. If there is (i) no Moody’s Rating and S&P Rating or (ii) no S&P Rating, Moody’s Rating and Fitch Rating, the Applicable Facility Fee Rate will be determined by the Lenders (with the Applicable Facility Fee Rate in effect prior to the determination of the Lenders being the same as the Applicable Facility Fee Rate in effect at the time such ratings ceased to be in effect), but shall not be higher than the highest rate per annum indicated therefor in the above table. The S&P Rating, Moody’s Rating and Fitch Rating in effect on any date for purposes of determining the Applicable Facility Fee Rate shall be that S&P Rating, Moody’s Rating and Fitch Rating in effect at the close of business on such date. Each change in the Applicable Facility Fee Rate resulting from a publicly announced change in the S&P Rating, the Fitch Rating and/or the Moody’s Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change.
     “Applicable Margin” means, on any date of determination, a rate that is determined, based upon the S&P Rating, the Moody’s Rating or the Fitch Rating, as follows:

Applicable Margin
			Applicable Margin	for Base Rate/
S&P			for Fixed Rate	Canadian Base Rate
Rating	Moody’s Rating	Fitch Rating	Loans	Loans
A– or higher	A3 or higher	A– or higher	125.0 basis points	25.0 basis points
BBB+	Baa1	BBB+	162.5 basis points	62.5 basis points
BBB	Baa2	BBB	187.5 basis points	87.5 basis points
BBB–	Baa3	BBB–	212.5 basis points	112.5 basis points
BB+	BBa1	BB+	300.0 basis points	200.0 basis points
Lower than BB+	Lower than Ba1	Lower than BB+	375.0 basis points	275.0 basis points
If at any time each Rating Agency issues a different rating or two Rating Agencies issue the same rating which is different than the other Rating Agency, then the Applicable Margin shall be determined based on the highest rating at such time; provided, however, that if the highest such rating is two or more levels above the lowest such rating, then the Applicable Margin shall be determined based on the intermediate rating at such time. If there is no S&P Rating and Fitch Rating, then the Applicable Margin shall be determined based on the Moody’s Rating. If there is no Moody’s Rating and Fitch Rating, then the Applicable Margin shall be determined based on the S&P Rating. If at any time only two Rating Agencies issue a rating and there is a difference of two or more rating levels between such Rating Agencies, then the Applicable Margin shall be determined based on the intermediate rating levels at the midpoint between the ratings issued by such Rating Agencies at such time or, if there is no midpoint, based on the higher intermediate level. If there is (i) no Moody’s Rating and S&P Rating or (ii) no S&P Rating, Moody’s Rating and Fitch Rating, the Applicable Margin will be determined by the Lenders (with the Applicable Margin in effect prior to the determination by the Lenders being the same as the Applicable Margin in effect at the time such ratings ceased to be in effect), but shall not be higher than the highest rate per annum indicated therefore in the above table. The S&P Rating, Moody’s Rating and Fitch Rating in effect on any date for purposes of determining the Applicable Margin shall be that S&P Rating, Moody’s Rating and Fitch Rating in effect at the close of business on such date. Each change in the Applicable Margin resulting from a publicly announced change in the S&P Rating, the Fitch Rating and/or the Moody’s Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change.
     “Base Rate” shall mean, with respect to any Base Rate Loan for any day, the rate per annum equal to the highest as of such day of (i) the Federal Funds Rate on such day plus 1/2 of 1%, (ii) the Prime Rate on such day or (iii) the Eurodollar Base Rate for a one month Interest Period on such day plus 1% (provided that, if the Eurodollar Base Rate is not available on such day, then the most recently available Eurodollar Base Rate for a one month Interest Period shall be used)
     “EBITDA” shall mean, for any period of four consecutive fiscal quarters, determined on a consolidated basis for the Company and its Subsidiaries, (i) the sum of (A) net income of the Company and its Subsidiaries (calculated before provision for income taxes, Interest Expense, extraordinary items, non-recurring gains or losses in connection with asset dispositions, income attributable to equity in affiliates, all amounts attributable to depreciation and amortization and non-cash charges associated with asbestos liabilities) for such period, (B) all non-cash charges related to the writedown or impairment of goodwill and other intangibles for such period, (C) non-cash charges in addition to those provided for in clause (B) above, up to an aggregate amount of not more than $25,000,000, incurred during such period, and (D) one-time cash charges incurred during the period from June 1, 2008 through May 31, 2010, but only up to an aggregate amount of not more than $25,000,000 during such period, minus (ii) cash payments made by the Company or any of its Subsidiaries in respect of asbestos liabilities (which liabilities include, without limitation, defense costs and indemnification liabilities incurred in connection with asbestos liabilities) during such period.
     2.2 Amendment to Add New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:
     “Acquisition” shall mean any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (i) the acquisition of all or substantially all of the assets of any Person, or any business or division of any Person, (ii) the acquisition or ownership of in excess of 50% of the Equity Interest of any Person, or (iii) the acquisition of another Person by a merger, consolidation, amalgamation or any other combination with such Person.
     “Capital Expenditures” shall mean all expenditures made by the Company and its Subsidiaries that, in conformity with GAAP, are required to be included in or reflected on the consolidated balance sheet of the Company as a fixed or capital asset of the Company or any of its Subsidiaries, including, without limitation, Capital Lease Obligations of the Company or any of its Subsidiaries.
     “Consideration” means, in connection with an Acquisition, the aggregate consideration paid, including borrowed funds, cash, the issuance of securities or notes, the assumption or incurring of liabilities (direct or contingent), the payment of consulting fees (excluding any fees payable to any investment banker in connection with such Acquisition) or fees for a covenant not to compete and any other consideration paid for the purchase.
     “Dividends” shall mean any distribution, dividend, or payment to any Person (other than the Company or a Subsidiary of the Company) on account of any Equity Interests of any of the Company or its Subsidiaries.

     “Equity Interests” shall mean, as applied to any Person, any capital stock, membership interests, partnership interests or other equity interests of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.
     “First Amendment Date” means May 29, 2009.
     “Fixed Charge Coverage Ratio” shall mean, for any period of four consecutive fiscal quarters of the Company, the ratio of (i) EBITDA for such period to (ii) the sum of each of the following for such period: (A) Interest Expense, (B) income taxes paid in cash by the Company or any of its Subsidiaries (other than such taxes on non-recurring gains), (C) Capital Expenditures, (D) scheduled principal payments of US Indebtedness and (E) (1) for each such period ending on or before May 31, 2010, 70% of Dividends paid in cash during such period, and (2) for each such period ending after May 31, 2010, 100% of Dividends paid in cash during such period.
     “Restricted Acquisition Period” shall mean the period beginning on the First Amendment Date and ending on May 31, 2010.
     “US Indebtedness” shall mean all amortizing Indebtedness of the Company and its Domestic Subsidiaries, and excludes specifically all Indebtedness that is scheduled to be paid only upon final maturity thereof.
     2.3 Amendment to Leverage Ratio Covenant. Section 9.08(a) of the Credit Agreement is hereby amended and restated as follows:
     (a) The Company will not permit Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis, on any date to exceed 55% of the sum of such Indebtedness and consolidated shareholders’ equity of the Company and its Subsidiaries on such date; provided that for purposes of calculating consolidated shareholders’ equity, non-cash charges related to the writedown or impairment of goodwill or other intangibles shall be included in such calculation.
     2.4 Amendment to Add a New Fixed Charge Coverage Ratio Covenant. Section 9.09 of the Credit Agreement is hereby amended and restated as follows:
     9.09 Interest Coverage Ratio & Fixed Charge Coverage Ratio.
     (a) Interest Coverage Ratio. The Company will not permit the ratio, calculated as at the end of each fiscal quarter ending after the Closing Date for the four fiscal quarters then ended, of EBITDA for such period to Interest Expense for such period to be less than 3.50:1.00.
     (b) Fixed Charge Coverage Ratio. The Company will not permit the Fixed Charge Coverage Ratio, calculated at the end of the Company’s fiscal quarter ending August 31, 2009 and each fiscal quarter ending thereafter, to be less than 1.00:1.00.

     2.5 Amendment to Restrict Acquisitions. Section 9.10 of the Credit Agreement is hereby amended and restated as follows:
     9.10 Mergers, Asset Dispositions, Acquisitions, Etc. No Borrower will:
     (i) consolidate or merge with or into any other Person, except that, subject to clause (iii) below, any Borrower may consolidate or merge with another Person if (A) such Borrower is the entity surviving the merger and (B) immediately after giving effect to such consolidation or merger, no Default or Event of Default shall have occurred and be continuing,
     (ii) sell, lease or otherwise transfer, directly or indirectly, in one transaction or a series of related transactions, all or substantially all of its business or assets, except that any Borrower other than the Company may sell, lease or transfer all or substantially all of its business or assets to the Company or any other Borrower, or
     (iii) during the Restricted Acquisition Period, make or otherwise effect any Acquisition (including, without limitation, any consolidation or merger otherwise permitted under clause (i) above) if (A) after giving effect to such Acquisition, the Company would not be in compliance on a pro forma basis with the financial covenants contained in Sections 9.08 and 9.09 hereof or (B) the aggregate Consideration for such Acquisition, when added together with the aggregate Consideration for all other Acquisitions made pursuant to this Section 9.10, would exceed $100,000,000 (the “Threshold Amount”), provided that notwithstanding the limitation in the foregoing clause (B) a Borrower may make Acquisitions in excess of the Threshold Amount if the Consideration in excess of the Threshold Amount paid or payable in connection with such Acquisition includes only the proceeds from the issuance by the Company and/or its Subsidiaries of Equity Interests or equity-linked securities or cash of one or more of the Company’s Foreign Subsidiaries held outside of the United States (or any combination of the foregoing);
provided further that nothing herein shall prevent any of the transactions or events permitted under clauses (i)-(v) of Section 9.04.
     2.6 Amendment to Investment Covenant. Section 9.12 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (vii) thereof, (b) replacing the period at the end of clause (viii) thereof with “; and” and (c) inserting the following clause (ix) after clause (viii) thereof:
          (ix) Acquisitions permitted under Section 9.10 that constitute Investments.
     SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Administrative Agent, the Syndication Agent and the Lenders as follows:
     3.1 Authorization, Validity and Binding Effect. This Amendment has been duly authorized by all necessary corporate or company (as applicable) action on the part of each Borrower, has been duly executed and delivered by a duly authorized officer or officers of such Borrower, and constitutes the valid and binding agreement of such Borrower, enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
     3.2 Representations and Warranties True and Correct. The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, and in any joinder thereto are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.
     3.3 No Event of Default. After giving effect to this Amendment, no Default or an Event of Default has occurred and is continuing.
     3.4 No Claims. No Borrower is aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Loan Document.
     SECTION 4. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
     SECTION 5. CONDITIONS PRECEDENT. The amendments set forth in Section 2 above shall become effective as of the date first written above upon satisfaction of the following conditions:
     (a) this Amendment shall have been executed by the Borrowers and the Majority Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent on or before the date hereof;
     (b) the Borrowers shall have paid to the Administrative Agent, for the account of each Lender signing this Amendment on or before the date hereof, an amendment fee in an amount equal to the product of (i) 15 basis points times (ii) such Lender’s Commitment;
     (c) the Borrowers shall have paid any and all fees to the Administrative Agent and the Syndication Agent payable in connection with this Amendment (including, without limitation, all legal fees and expenses of counsel to the Administrative Agent to the extent invoiced on or prior to the date hereof) on or before the date hereof; and
     (d) the Borrowers shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent, the Syndication Agent or any Lender on or before the date hereof.

     SECTION 6. MISCELLANEOUS.
     6.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent, the Syndication Agent and the Lenders and each of their respective successors and assigns.
     6.2 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent, the Syndication Agent or any of the Lenders or any subsequent Loan shall affect the representations and warranties or the right of such parties to rely upon them.
     6.3 Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     6.4 Expenses. The Company agrees to pay on demand all costs and expenses incurred by the Administrative Agent and Syndication Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the such Agents’ special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by such Agents in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.
     6.5 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     6.6 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.
     6.7 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.8 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     6.9 Waiver of Claims. Each Borrower, by signing below, hereby waives and releases each of the Agents and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     6.10 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.
     6.11 JURY TRIAL WAIVER. EACH PARTY HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN OR AMONG ANY PARTIES HERETO, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OF THE NOTES OR OTHER RELATED WRITING, INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

RPM INTERNATIONAL INC.		RPM LUX HOLDCO S.A. R.L.

By:	/s/ P. Kelly Tompkins	By:	/s/ P. Kelly Tompkins
Name:	P. Kelly Tompkins	Name:	P. Kelly Tompkins
Title:	EVP- Adm, CFO & Asst. Sec	Title:	Manager

		And:	/s/ John Seil

		Name:	John Seil
		Title:	Manager

RPOW UK LIMITED		RPM EUROPE HOLDCO B.V.

By:	/s/ Frank C. Sullivan	By:	/s/ P. Kelly Tompkins

Name:	Frank C. Sullivan	Name:	P. Kelly Tompkins
Title:	Director	Title:	Director

RPM CANADA		TREMCO ILLBRUCK PRODUCTION LIMITED

By:	/s/ P. Kelly Tompkins	By:	/s/ P. Kelly Tompkins

Name:	P. Kelly Tompkins	Name:	P. Kelly Tompkins
Title:	Secretary	Title:	Director

RPM CANADA COMPANY

By:	/s/ P. Kelly Tompkins

Name:	P. Kelly Tompkins
Title:	Secretary

NATIONAL CITY BANK, as the Administrative Agent, the Swingline Lender, the LC Issuer and as a Lender

By:	/s/ Robert S. Coleman

Name:	Robert S. Coleman
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as the Syndication Agent and as a Lender

By:	/s/ Brian P. Fox

Name:	Brian P. Fox
Title:	Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	National City Bank, Canada Branch

	By:	/s/ Caroline Stade

Name: C. Stade
Title: SVP

	By:	/s/ G. William Hines

Name: G.W. Hines
Title: SVP

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Commerzbank AG

	By:	/s/ Lubeley

		Name:	Lubeley
		Title:	Managing Director

	By:	/s/ Weinand

		Name:	Weinand
Title:

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Fifth Third Bank

	By:	/s/ R.C. Lanctot

Name: Roy C. Lanctot
Title: Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Wachovia Bank, National Association

	By:	/s/ Barbara Van Meerten

Name: Barbara Van Meerten
Title: Director

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Credit Suisse, Cayman Islands Branch

	By:	/s/ Bill O’Daly

		Name:	Bill O’Daly
		Title:	Director

	By:	/s/ Authorized Signatory

Name:
Title:

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	KBC Bank N.V.

	By:	/s/ Tim Lee

Name: Tim Lee
Title: Director

	By:	/s/ S. Kurtz Barkley

Name: S. Kurtz Barkley
Title: Managing Director

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	The Bank of Nova Scotia

	By:	/s/ Paula Czach

Name: Paula Czach
Title: Director

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	UBS AG, Stamford Branch

	By:	/s/ Irja R. Otsa Name: Irja R. Otsa
Title: Associate Director

	By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

	By:	/s/ Victor Pierzchalski

Name: Victor Pierzchalski
Title: Authorized Signatory

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	The Bank of New York Mellon

	By:	/s/ William M. Feathers

Name: William M. Feathers
Title: Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto

Name of Institution:	Bank of America, N.A.

	By:	/s/ Irene Bertozzi Bartenstein

Name: Irene Bertozzi Bartenstein
Title: SVP

Signature Page to
Amendment No. 1 to Credit Agreement
among RPM International Inc., the other Borrowers party thereto,
National City Bank, as Administrative Agent,
KeyBank National Association, as Syndication Agent, and
the Lenders party thereto
Name of Institution: Credit Suisse, Toronto Branch

By:	/s/ Alein Daoust
	Name:	Alien Daoust
	Title:	Director

By:	/s/ Bruce F. Wetherly
	Name:	Bruce F. Wetherly
	Title:	Director, Credit Suisse, Toronto Branch